HIGH INCOME ADVANTAGE TRUST II  Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS January 31, 1997

DEAR SHAREHOLDER:

Continuing its strong performance of the first half of 1996, the high-yield market posted solid returns during the past six months and outperformed most of the other fixed-income markets. With the economy rebounding and with corporate earnings holding up well, the market was able to offset what was a pretty weak fixed-income environment.

A year ago, investors were anticipating a recession due to concern over a then-weakening economy. U.S. Treasury yields were lower than today's levels, while yields in the high-yield market were higher. As the year played out, we saw the economy bounce back, corporate earnings hold up, the equity markets reach all time highs and recession fears ease. The result was a somewhat volatile U.S. Treasury market, while the high-yield market held up well given the stronger-than-expected economy. Although yield spreads narrowed during the year, many B-rated issues still provide an attractive yield advantage over U.S. Treasuries (nearly 400 basis points) and trade at discounts to par.

PERFORMANCE AND PORTFOLIO STRATEGY

Against this backdrop, High Income Advantage Trust II produced a total return of
9.25 percent for the six-month period ended January 31, 1997, based on its closing market price on the New York Stock Exchange (NYSE) of $6.25 per share. Based on its net asset value (NAV) on the last day of the period, the Trust's total return for the same period was 2.40 percent. Over the past six months, the Trust continued to distribute regular income dividends at a rate of $0.0525 per share per month. For the full six-month period, the Trust's distributions totaled approximately $0.44 per share, including an extra income dividend of $0.1277 per share paid on December 20, 1996. On January 31, 1997, the Trust's net assets exceeded $202.6 million.

As the economy continued to expand over the past few years, we have tended to concentrate on B-rated issues. In a growing economy, one can find undervalued, "upgrade" candidates in this sector of the market that

HIGH INCOME ADVANTAGE TRUST II
provide attractive yields as well as appreciation potential. As such, we continue to feel that many of these issues are very attractive long-term investments. However, given a potentially slowing economy down the road, we have begun to take some defensive steps in the portfolio. During the second half of 1996, we upgraded the portfolio by increasing our allocation to the higher-quality end of the market (BB-rated issues or higher) from 10 percent to 20 percent. We also sold many of our heavy cyclical positions and are now focused mainly on the more predictable recession-resistant growth sectors. In certain of these sectors, such as media and telecommunications, we expect to see continued consolidation, which should bode well for most industry participants.

LOOKING AHEAD

Overall, we continue our focus on discounted B-rated investments yielding 10 percent or higher. However, while we are not expecting a recession in 1997, we have begun to take a more defensive approach in case of any further economic slowing down the road.

We would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may repurchase shares in the open market or in a privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

We thank you for your continued support of High Income Advantage Trust II and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

HIGH INCOME ADVANTAGE TRUST II

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 27, 1996, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

         Michael Bozic
         For................................................................   20,212,936
         Withheld...........................................................      518,123

         Charles A. Fiumefreddo
         For................................................................   20,210,641
         Withheld...........................................................      520,418

   The following Trustees were not standing for reelection at this meeting:
   Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson,
   Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT WITH DEAN WITTER INTERCAPITAL INC.:

         For................................................................   19,454,929
         Against............................................................      414,539
         Abstain............................................................      861,591

(3) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE TRUST'S INDEPENDENT ACCOUNTANTS:

         For................................................................   19,871,671
         Against............................................................      254,143
         Abstain............................................................      605,245

HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 1997 (unaudited)

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE          VALUE
-------------------------------------------------------------------------------------------
             CORPORATE BONDS (93.6%)
             Aerospace (1.5%)
 $ 3,150     Sabreliner Corp. (Series B)..........    12.50  %    04/15/03     $  3,071,250
                                                                                 ----------
             Automotive (4.9%)
   2,000     APS, Inc. ...........................    11.875      01/15/06        2,125,000
   3,850     Envirotest Systems, Inc. ............     9.125      03/15/01        3,638,250
   4,000     Toyota Motor Credit Corp. ...........    15.00       09/26/97        4,233,120
                                                                                 ----------
                                                                                  9,996,370
                                                                                 ----------
             Broadcast Media (3.1%)
   2,000     Adams Outdoor Advertising L.P. ......    10.75       03/15/06        2,140,000
   2,000     Paxson Communications Corp. .........    11.625      10/01/02        2,105,000
   2,000     Spanish Broadcasting System, Inc. ...     7.50       06/15/02        2,100,000
                                                                                 ----------
                                                                                  6,345,000
                                                                                 ----------
             Business Services (5.0%)
   4,333     Anacomp, Inc. .......................    13.00+      06/04/02        4,506,728
   5,500     Xerox Credit Corp. ..................    15.00       06/10/97        5,676,110
                                                                                 ----------
                                                                                 10,182,838
                                                                                 ----------
             Cable & Telecommunications (17.1%)
   4,245     Adelphia Communications Corp. (Series
              B)..................................     9.50+      02/15/04        3,767,446
   6,500     American Communication Services,
              Inc. ...............................    12.75++     04/01/06        3,770,000
   5,500     AT&T Capital Corp. ..................    15.00       05/05/97        5,628,315
   2,000     Cablevision Systems Corp. ...........     9.875      04/01/23        1,945,000
   2,000     Charter Communication South
              East L.P. (Series B)................    11.25       03/15/06        2,120,000
   4,010     Falcon Holdings Group L.P. (Series
              B)..................................    11.00+      09/15/03        3,729,300
   2,000     Frontiervision, Inc. ................    11.00       10/15/06        2,075,000
   4,000     Hyperion Telecommunication, Inc.
              (Series B)..........................    13.00++     04/15/03        2,320,000
  20,050     In-Flight Phone Corp. (Series
              B)(a)...............................    14.00++     05/15/02        2,807,000
   2,000     IXC Communications, Inc. (Series
              B)..................................    12.50       10/01/05        2,240,000
   2,000     Peoples Telephone Co., Inc. .........    12.25       07/15/02        2,110,000
   2,000     Rifkin Acquisition Partners L.P. ....    11.125      01/15/06        2,110,000
                                                                                 ----------
                                                                                 34,622,061
                                                                                 ----------
             Computer Equipment (2.8%)
   2,000     Unisys Corp. ........................    15.00       07/01/97        2,085,000
   3,000     Unisys Corp. (Conv.).................     8.25       03/15/06        3,637,830
                                                                                 ----------
                                                                                  5,722,830
                                                                                 ----------
             Consumer Products (1.3%)
   2,500     J.B. Williams Holdings, Inc. ........    12.00       03/01/04        2,587,500
                                                                                 ----------
             Containers (2.1%)
   2,000     Mail - Well Corp. ...................    10.50       02/15/04        2,050,000
   2,000     Packaging Resources, Inc. ...........    11.625      05/01/03        2,120,000
                                                                                 ----------
                                                                                  4,170,000
                                                                                 ----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE          VALUE
-------------------------------------------------------------------------------------------
             Electrical & Alarm Systems (2.1%)
 $ 4,500     Mosler, Inc. ........................    11.00  %    04/15/03     $  4,320,000
                                                                                 ----------
             Entertainment/Gaming & Lodging (11.3%)
   2,000     AMF Group Inc. (Series B)............    10.875      03/15/06        2,160,000
   3,000     Fitzgeralds Gaming Corp. (Units)++...    13.00       12/31/02        2,625,000
   4,000     Lady Luck Gaming Finance Corp. ......    11.875      03/01/01        3,950,000
   7,050     Motels of America, Inc. (Series B)...    12.00       04/15/04        5,974,875
   2,000     Players International, Inc. .........    10.875      04/15/05        2,025,000
   2,000     Plitt Theaters, Inc. (Canada)........    10.875      06/15/04        2,032,500
   2,000     Station Casinos, Inc. ...............     9.625      06/01/03        2,020,000
   2,000     Stuart Entertainment, Inc. - 144A*...    12.50       11/15/04        2,047,500
                                                                                 ----------
                                                                                 22,834,875
                                                                                 ----------
             Financial (4.2%)
   4,000     General Electric Capital Corp. ......    13.50       01/20/98        4,291,880
   4,000     Household Finance Corp. .............    15.00       09/25/97        4,232,880
                                                                                 ----------
                                                                                  8,524,760
                                                                                 ----------
             Foods & Beverages (7.2%)
   4,144     Envirodyne Industries, Inc. .........    10.25       12/01/01        4,061,120
   2,000     General Mills, Inc. .................    13.50       01/21/98        2,146,360
  21,000     Specialty Foods Acquisition Corp.
              (Series B)..........................    13.00++     08/15/05        8,400,000
                                                                                 ----------
                                                                                 14,607,480
                                                                                 ----------
             Healthcare (2.8%)
   5,250     Unilab Corp. ........................    11.00       04/01/06        3,622,500
   2,000     Unison Healthcare Corp. - 144A*......    12.25       11/01/06        2,135,000
                                                                                 ----------
                                                                                  5,757,500
                                                                                 ----------
             Manufacturing (4.3%)
   2,000     Berry Plastics Corp. ................    12.25       04/15/04        2,220,000
   1,750     Exide Electronics Group, Inc. (Series
              B)..................................    11.50       03/15/06        1,881,250
   2,000     International Wire Group, Inc. ......    11.75       06/01/05        2,135,000
   2,500     Uniroyal Technology Corp. ...........    11.75       06/01/03        2,518,750
                                                                                 ----------
                                                                                  8,755,000
                                                                                 ----------
             Manufacturing - Diversified (6.5%)
   2,000     Foamex L.P. .........................    11.875      10/01/04        2,165,000
   2,000     Interlake Corp. .....................    12.125      03/01/02        2,100,000
   2,000     J.B. Poindexter & Co., Inc. .........    12.50       05/15/04        1,980,000
   2,550     Jordan Industries, Inc. .............    10.375      08/01/03        2,543,625
   5,300     Jordan Industries, Inc. .............    11.75++     08/01/05        4,452,025
   2,500     Starcraft Industrial Corp. (a).......    16.50       01/15/98               --
                                                                                 ----------
                                                                                 13,240,650
                                                                                 ----------
             Oil & Gas (1.1%)
   2,500     Empire Gas Corp. ....................     7.00       07/15/04        2,162,500
                                                                                 ----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE          VALUE
-------------------------------------------------------------------------------------------
             Publishing (2.9%)
 $ 2,000     Affiliated Newspapers Investments,
              Inc. ...............................    13.25++%    07/01/06     $  1,645,000
   2,000     American Media Operations, Inc. .....    11.625      11/15/04        2,135,000
   2,000     United States Banknote Corp. ........    10.375      06/01/02        1,980,000
                                                                                 ----------
                                                                                  5,760,000
                                                                                 ----------
             Restaurants (6.1%)
  12,025     American Restaurant Group Holdings,
              Inc. ...............................    14.00++     12/15/05        5,351,125
   2,000     Carrols Corp. .......................    11.50       08/15/03        2,110,000
   5,250     Flagstar Corp. ......................    11.25       11/01/04        2,178,750
   2,500     FRD Acquisition Corp. (Series B).....    12.50       07/15/04        2,625,000
                                                                                 ----------
                                                                                 12,264,875
                                                                                 ----------
             Retail (1.7%)
  10,375     County Seat Stores Co. (b)...........    12.00       10/01/02        3,423,750
                                                                                 ----------
             Retail - Food Chains (2.9%)
   2,000     Jitney-Jungle Stores.................    12.00       03/01/06        2,130,000
   4,000     Pathmark Stores, Inc. ...............     9.625      05/01/03        3,800,000
                                                                                 ----------
                                                                                  5,930,000
                                                                                 ----------
             Textiles (2.7%)
   2,000     Reeves Industries, Inc. .............    11.00       07/15/02        1,910,000
   4,000     U.S. Leather, Inc. ..................    10.25       07/31/03        3,520,000
                                                                                 ----------
                                                                                  5,430,000
                                                                                 ----------
             TOTAL CORPORATE BONDS
             (Identified Cost $209,364,422)...............................      189,709,239
                                                                                 ----------

NUMBER OF
 SHARES
---------
             COMMON STOCKS (c) (0.9%)
             Automotive (0.0%)
      91     Northern Holdings Industrial Corp. (d).......................               --
                                                                                 ----------
             Entertainment/Gaming & Lodging (0.1%)
   5,000     Motels of America, Inc. - 144A*..............................          200,000
                                                                                 ----------
             Foods & Beverages (0.1%)
 225,000     Specialty Foods Acquisition Corp. - 144A*....................          225,000
                                                                                 ----------
             Manufacturing - Diversified (0.3%)
  25,000     Thermadyne Holdings Corp. (d)................................          643,750
                                                                                 ----------
             Publishing (0.4%)
   7,000     Affiliated Newspapers Investments, Inc. (Class B)............          686,000
                                                                                 ----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 1997 (unaudited) continued

NUMBER OF
 SHARES                                                                           VALUE
-------------------------------------------------------------------------------------------
             Restaurants (0.0%)
  12,500     American Restaurant Group Holdings, Inc. - 144A*.............     $     12,500
                                                                                 ----------
             TOTAL COMMON STOCKS
             (Identified Cost $7,411,839).................................        1,767,250
                                                                                 ----------
             PREFERRED STOCK (0.9%)
             Entertainment/Gaming & Lodging
  80,000     Fitzgeralds Gaming Corp. (Units)++
             (Identified Cost $2,000,000).................................        1,840,000
                                                                                 ----------

NUMBER OF                                                         EXPIRATION
WARRANTS                                                            DATE
---------                                                         --------
             WARRANTS (c) (0.1%)
             Aerospace (0.0%)
   6,000     Sabreliner Corp. - 144A*........................     04/15/03           60,000
                                                                                 ----------
             Cable & Telecommunications (0.0%)
   2,000     Hyperion Telecommunication, Inc. (Series
              B) - 144A*.....................................     04/01/01           60,000
  12,900     In-Flight Phone Corp. - 144A*...................     08/31/02              129
                                                                                 ----------
                                                                                     60,129
                                                                                 ----------
             Containers (0.0%)
   5,000     Crown Packaging Holdings, Ltd. - 144A*..........     11/01/03               --
                                                                                 ----------
             Entertainment/Gaming & Lodging (0.0%)
   3,000     Fitzgeralds Gaming Corp. .......................     12/19/98            3,029
   2,900     Fitzgeralds Gaming Corp. - 144A*................     03/15/99               --
                                                                                 ----------
                                                                                      3,029
                                                                                 ----------
             Manufacturing (0.1%)
   1,750     Exide Electronics Group, Inc. - 144A*...........     03/15/06           83,663
  25,000     Uniroyal Technology Corp. ......................     06/01/03           25,000
                                                                                 ----------
                                                                                    108,663
                                                                                 ----------
             Oil & Gas (0.0%)
   6,900     Empire Gas Corp. ...............................     07/15/04           34,500
                                                                                 ----------
             Retail (0.0%)
   5,000     County Seat Holdings Co. .......................     10/15/98               --
                                                                                 ----------
             TOTAL WARRANTS
             (Identified Cost $1,350,874).................................          266,321
                                                                                 ----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE          VALUE
-------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (2.8%)
             REPURCHASE AGREEMENT
 $ 5,555     The Bank of New York (dated 01/31/97;
              proceeds $5,557,523; collateralized
              by $5,600,812 Federal National
              Mortgage Association 6.25% due
              11/10/99 valued at $5,666,195)
              (Identified Cost $5,555,093)........     5.25  %    02/03/97     $  5,555,093
                                                                                 ----------
             TOTAL INVESTMENTS
             (Identified Cost $225,682,228) (e)....................  98.3%      199,137,903

             CASH AND OTHER ASSETS IN EXCESS OF
                LIABILITIES........................................    1.7        3,533,775
                                                                      ----       ----------
             NET ASSETS............................................ 100.0%     $202,671,678
                                                                      ====       ==========

---------------------

 *     Resale is restricted to qualified institutional investors.
 +     Payment-in-kind security.
 ++    Currently a zero coupon bond that will pay interest at the rate shown at a future specified date.
 ++    Consists of one or more class of securities traded together as a unit; generally stocks or bonds with attached warrants.
(a)    Non-income producing security; issuer in bankruptcy.
(b)    Non-income producing security; bond in default.
(c)    Non-income producing security.
(d)    Acquired through exchange offer.
(e)    The aggregate cost for federal income tax purposes approximates identified cost.
       The aggregate gross unrealized appreciation is $8,921,560 and the aggregate gross unrealized depreciation is $35,465,885, resulting in net unrealized depreciation of $26,544,325.

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 1997 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $225,682,228).......................................    $199,137,903
Cash..................................................................          79,831
Interest receivable...................................................       4,497,333
Prepaid expenses and other assets.....................................           6,601
                                                                          ------------

    TOTAL ASSETS......................................................     203,721,668
                                                                          ------------

LIABILITIES:
Payable for:
    Investments purchased.............................................         752,805
    Investment management fee.........................................         147,027
Accrued expenses and other payables...................................         150,158
                                                                          ------------

    TOTAL LIABILITIES.................................................       1,049,990
                                                                          ------------

NET ASSETS:
Paid-in-capital.......................................................     344,428,742
Net unrealized depreciation...........................................     (26,544,325)
Accumulated undistributed net investment income.......................       2,103,443
Accumulated net realized loss.........................................    (117,316,182)
                                                                          ------------

    NET ASSETS........................................................    $202,671,678
                                                                          ============

NET ASSET VALUE PER SHARE
 35,611,307 shares outstanding
 (unlimited shares authorized of $.01 par value)......................           $5.69
                                                                                  ====

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

STATEMENT OF OPERATIONS
For the six months ended January 31, 1997 (unaudited)
NET INVESTMENT INCOME:

INTEREST INCOME.......................................................    $ 13,741,055
                                                                          ------------

EXPENSES:
Investment management fee.............................................         789,634
Transfer agent fees and expenses......................................          68,226
Professional fees.....................................................          27,767
Registration fees.....................................................          17,495
Shareholder reports and notices.......................................          17,480
Custodian fees........................................................          13,042
Trustees' fees and expenses...........................................           6,929
Other.................................................................           3,506
                                                                          ------------

    TOTAL EXPENSES....................................................         944,079
                                                                          ------------

    NET INVESTMENT INCOME.............................................      12,796,976
                                                                          ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss.....................................................     (14,989,856)
Net change in unrealized depreciation.................................       7,870,822
                                                                          ------------

    NET LOSS..........................................................      (7,119,034)
                                                                          ------------

NET INCREASE..........................................................    $  5,677,942
                                                                          ============

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE SIX
                                                        MONTHS ENDED      FOR THE YEAR
                                                         JANUARY 31,          ENDED
                                                            1997          JULY 31, 1996
    ------------------------------------------------------------------------------
                                                         (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income...............................    $ 12,796,976      $ 25,723,845
Net realized loss...................................     (14,989,856)       (6,348,564)
Net change in unrealized depreciation...............       7,870,822           513,141
                                                        ------------      ------------

    NET INCREASE....................................       5,677,942        19,888,422
Dividends from net investment income................     (15,765,126)      (23,734,936)
                                                        ------------      ------------

    NET DECREASE....................................     (10,087,184)       (3,846,514)

NET ASSETS:
Beginning of period.................................     212,758,862       216,605,376
                                                        ------------      ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $2,103,443 and $5,071,593, respectively).....    $202,671,678      $212,758,862
                                                        ============      ============

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

High Income Advantage Trust II (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objective by investing primarily in lower-rated fixed income securities. The Trust was organized as a Massachusetts business trust on July 7, 1988 and commenced operations on September 30, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital, Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 1997 (unaudited) continued

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 1997 (unaudited) continued

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended January 31, 1997, aggregated $95,542,247 and $100,620,889, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At January 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $26,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended January 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $653. At January 31, 1997, the Trust had an accrued pension liability of $48,657 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

                                                                                                                    CAPITAL
                                                                                                                    PAID IN
                                                                                                                   EXCESS OF
                                                                                      SHARES       PAR VALUE       PAR VALUE
                                                                                    ----------     ----------     ------------
Balance, July 31, 1995, July 31, 1996 and January 31, 1997......................    35,611,307      $ 356,113     $344,072,629
                                                                                    ==========     ==========     ============

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

   DECLARATION         AMOUNT            RECORD               PAYABLE
       DATE           PER SHARE           DATE                  DATE
------------------    ---------     -----------------    ------------------
 January 28, 1997      $0.0525      February 7, 1997     February 21, 1997
February 25, 1997      $0.0525        March 7, 1997        March 21, 1997

6. FEDERAL INCOME TAX STATUS

At July 31, 1996, the Trust had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations which is available through July 31 in the following years:

                            AMOUNTS IN THOUSANDS
----------------------------------------------------------------------------
1998      1999        2000        2002       2003        2004        TOTAL
-----    -------     -------     ------     -------     -------     --------
 $28     $20,947     $29,353     $8,200     $23,309     $19,971     $101,808
 ===     =======     =======     ======     =======     =======     ========

At July 31, 1996, the Trust had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

HIGH INCOME ADVANTAGE TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                   FOR THE SIX               FOR THE YEAR ENDED JULY 31
                                                                   MONTHS ENDED         -------------------------------------
                                                                 JANUARY 31, 1997             1996                 1995
 ---------------------------------------------------------------------------------------------------------------------------
                                                                   (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................           $5.97                      $6.08                $6.31
                                                                    ---------                      -----                -----
Net investment income........................................            0.36                       0.73                 0.70
Net realized and unrealized gain (loss)......................           (0.20)                     (0.17)               (0.21)
                                                                    ---------                      -----                -----
Total from investment operations.............................            0.16                       0.56                 0.49
                                                                    ---------                      -----                -----
Less dividends from net investment income....................           (0.44)                     (0.67)               (0.72)
                                                                    ---------                      -----                -----
Net asset value, end of period...............................           $5.69                      $5.97                $6.08
                                                                    =========                      =====                =====
Market value, end of period..................................          $6.250                     $6.125               $6.125
                                                                    =========                      =====                =====
TOTAL INVESTMENT RETURN+.....................................            9.25%(1)                  11.31%               10.29%
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................            0.90%(2)                   0.91%                0.93%
Net investment income........................................           12.15%(2)                  12.06%               11.81%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands......................        $202,672                   $212,759             $216,605
Portfolio turnover rate......................................              89%(1)                   % 89                 % 70

                                                                                     FOR THE YEAR ENDED JULY 31
                                                                         -------------------------------------------------
                                                                         1994                  1993                 1992

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................             $6.60                $6.43                $5.68

                                                                          -----                -----                -----

Net investment income........................................              0.69                 0.77                 0.91

Net realized and unrealized gain (loss)......................             (0.28)                0.31                 0.50

                                                                          -----                -----                -----

Total from investment operations.............................              0.41                 1.08                 1.41

                                                                          -----                -----                -----

Less dividends from net investment income....................             (0.70)               (0.91)               (0.66)

                                                                          -----                -----                -----

Net asset value, end of period...............................             $6.31                $6.60                $6.43

                                                                          -----                -----                -----

                                                                          -----                -----                -----

Market value, end of period..................................             $6.25               $6.875                $6.50

                                                                          -----                -----                -----

                                                                          -----                -----                -----

TOTAL INVESTMENT RETURN+.....................................              0.90%               22.16%               42.17%

RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................              0.94%                0.95%                0.98%

Net investment income........................................             10.33%               12.17%               14.83%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands......................          $224,681             $235,039             $228,283

Portfolio turnover rate......................................              %113                 %138                 % 99


---------------------
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder



OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
                                                                HIGH
Barry Fink                                                      INCOME
Vice President, Secretary and General Counsel                   ADVANTAGE
                                                                TRUST II
Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer



TRANSFER AGENT
-------------------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311



INDEPENDENT ACCOUNTANTS
-------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
-------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048











The financial statements included herein have been
taken from the records of the Trust without                Semiannual Report
examination by the independent accountants and             January 31, 1997
accordingly they do not express an opinion thereon.